SCHEDULE 14A INFORMATION

PROXY STATEMENT
PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.____)


Filed by the Registrant (X)   Filed by Party other than the Registrant (   )

Check the appropriate box:
     (   )     Preliminary Proxy Statement
     (   )     Confidential, for Use of the Commission Only (as permitted by
               Rule 14a-6(e)(2))
     ( X )     Definitive Proxy Statement
     (   )     Definitive Additional Materials
     (   )     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


PISMO COAST VILLAGE, INC.
Name of the Registrant as Specified in its Charter

NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
     (X)  No fee required.
     ( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.
          1. Title of each class of securities to which transaction applies:________
          2.   Aggregate number of securities to which transaction applies:
               _______
          3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
               ___________________
          4.   Proposed maximum aggregate value of transaction: ______________
          5.   Total fee paid: ___________________________________________
     ( )  Fee paid previously with preliminary materials.
     ( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          1.   Amount Previously Paid: __________________________________
          2.   Form, Schedule or Registration Statement No.: ________________
          3.   Filing Party: ____________________________________________
          4.   Date Filed:______________________________________________

                      [PISMO COAST VILLAGE LETTERHEAD]


December 11, 1998


Dear Shareholders:

I am pleased to enclose the proxy materials for this year's annual meeting of Pismo Coast Village, Inc., to be held on Saturday, January 16, 1999, at 9:00 o'clock a.m., at the South County Regional Center, 800 West Branch Street, Arroyo Grande, CA 93420.

In reviewing the materials you will see that the proposals to be voted on this year are (a) to elect directors for the upcoming year, (b) to ratify the selection of our independent certified public accountants for Fiscal Year 1998-1999. We encourage you to review the proxy materials in full and to exercise your rights by mailing in your proxy.

The Board urges you to return your proxy cards as soon as possible.

Sincerely,



/s/ Jerald Pettibone
-----------------------------
Jerald Pettibone, President

                              PISMO COAST VILLAGE
                           Recreation Vehicle Resort

-------------------------------------------------------------------------------

                      IMPORTANT  . . .  SEND IN YOUR PROXY

     IT IS REQUESTED THAT YOU READ THE ENCLOSED MATERIALS, THEN DATE, FILL IN AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW - UP LETTERS, TELEPHONE CALLS AND FURTHER SOLICITATION.

-------------------------------------------------------------------------------

                            NOTICE OF ANNUAL MEETING
                               OF SHAREHOLDERS OF
                            PISMO COAST VILLAGE, INC.

NOTICE IS HEREBY GIVEN that, pursuant to the call of the Board of Directors, an Annual Meeting of Shareholders (the "Meeting") of PISMO COAST VILLAGE, INC., (the "Company") will be held at the South County Regional Center, 800 West Branch Street, Arroyo Grande, California 93420 on January 16, 1999, at 9:00 A.M. for the purpose of considering and voting on the following matters:

1. ELECTION OF DIRECTORS. Electing eighteen (18) persons to the Board of Directors to serve until the 2000 Annual Meeting or until their successors are elected and have qualified. The persons nominated by the Board to serve as Directors are:

          Allard, Howard             Hughes, Terris
          Barton, Emily              Keller, Larry
          Bianchi, Donald            Nunlist, Ronald
          Brittain, Kurt             Pettibone, Jerald
          Brown, Albert              Proschold, Richard
          Buchaklian, Harry          Rourke, Thomas
          Drake, Frank               Valentia, Henry
          Gould, Norman              Williams, Jack
          Hinds, Jr., Edward         Zahka, Charles

2. SELECTION OF AUDITORS. To vote upon a resolution of the Board of Directors of the Company to approve the selection of Glenn, Burdette, Phillips and Bryson to serve as independent certified public accountants for the Company for Fiscal Year 1999.

3. OTHER BUSINESS. To transact such other business as may properly come before the Meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on December 1, 1998, as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting.

           NOMINEES TO BOARD OF DIRECTORS FOR ELECTION AS DIRECTORS

At the Annual Meeting, a Board of Directors, consisting of 18 members, will be elected for the ensuing year. Each director will serve until the next meeting of shareholders and until his or her successor is elected and qualifies.

The Board of Directors has proposed 18 individuals for election as directors of the Company.

If the conditions which would allow cumulative voting are satisfied, the Board of Directors solicits discretionary authority to cumulate votes and unless authority to vote for a director is withheld on the Proxy card, the proxy holders will cast the votes represented by the Board of Directors' proxies for the nominees proposed by the Board of Directors and will not vote for any other nominees.

You are urged to vote in favor of each of the proposals by so indicating on the enclosed Proxy and by signing and returning the enclosed Proxy as promptly as possible, whether or not you plan to attend the Meeting in person. The enclosed Proxy is solicited by the Company's Board of Directors. Any shareholder giving a Proxy may revoke it prior to the time it is voted by notifying the Vice President - Secretary, in writing, to that effect, by filing with him a later dated Proxy, or by voting in person at the Meeting.

                              By Order of the Board of Directors


                              _________________________________________________
                              Edward D. Hinds, Jr., Vice President - Secretary

Dated:  December 11, 1998
165 South Dolliver Street
Pismo Beach, California 93449
(805) 773-1811

                                PROXY STATEMENT
                                     FOR AN
                         ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                           PISMO COAST VILLAGE, INC.
                           165 South Dolliver Street
                         Pismo Beach, California 93449

                          To Be Held January 16, 1999

--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------

This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Meeting") of Pismo Coast Village, Inc., (the "Company") to be held at the South County Regional Center, 800 West Branch Street, Arroyo Grande, California 93420, at 9:00 A.M. on Saturday, January 16, 1999, and all adjournments thereof.

It is expected that this Proxy Statement and accompanying Notice and form of proxy will be mailed to shareholders on or about December 11, 1998.

The matters to be considered and voted upon at the Meeting will include:

1. ELECTION OF DIRECTORS. Electing eighteen (18) persons to the Board of Directors to serve until the 2000 Annual Meeting or until their successors are elected and have qualified. The persons nominated by the Board to serve as Directors are:

          Allard, Howard             Hughes, Terris
          Barton, Emily              Keller, Larry
          Bianchi, Donald            Nunlist, Ronald
          Brittain, Kurt             Pettibone, Jerald
          Brown, Albert              Proschold, Richard
          Buchaklian, Harry          Rourke, Thomas
          Drake, Frank               Valentia, Henry
          Gould, Norman              Williams, Jack
          Hinds, Jr., Edward         Zahka, Charles

2. SELECTION OF AUDITORS. To vote upon a resolution of the Board of Directors of the Company to approve the selection of Glenn, Burdette, Phillips and Bryson to serve as independent certified public accountants for the Company for Fiscal Year 1999.

3. OTHER BUSINESS. To transact such other business as may properly come before the Meeting and any adjournments thereof.

                             REVOCABILITY OF PROXIES

A Proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to revoke it, at any time before it is exercised, by filing with the Vice President - Secretary of the Company an instrument revoking it, or a duly executed Proxy bearing a later date. In addition, the powers of the proxy holders will be revoked if the person executing the Proxy is present at the Meeting and elects to vote in person. Subject to such revocation or suspension, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the proxy holders, in accordance with the instructions on the Proxy. IF NO INSTRUCTION IS SPECIFIED WITH REGARD TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT AND IN FAVOR OF SUCH MATTER.


                        PERSONS MAKING THE SOLICITATION

This solicitation of Proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing and mailing this Proxy Statement and the material used in the solicitation of Proxies for the Meeting will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of the mails, but officers, directors, and employees of the Company may solicit Proxies personally or by telephone, without receiving special compensation therefor.


                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

There were issued and outstanding 1,800 shares of the Company's common stock on December 1, 1998, which has been fixed as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the Meeting (the "Record Date"). Each holder of the Company's common stock will be entitled to one vote, in person or by Proxy, for each share of common stock held of record on the books of the Company as of the Record Date, on any matter submitted to the vote of the shareholders, except in the election of Directors, where cumulative voting is permitted. See "Cumulative Voting" on page 4 hereof.

The presence in person or by Proxy of the holders of 33.33% (one-third) of the outstanding shares of stock entitled to vote at the Annual Meeting will constitute a quorum for the purpose of transacting business at the Meeting.

If the enclosed Proxy is completed in the appropriate spaces, signed, dated and returned, the Proxy will be voted as specified in the Proxy. If no specification is made, as to any individual matter to be acted upon, on a signed, dated and returned Proxy, it will be voted at the discretion of the proxy holders and in accordance with the recommendations of management. As to any matters properly brought before the shareholders at the Meeting which are not specifically described on the proxy, all duly signed, dated and returned proxies will be voted in accordance with the recommendations of management in such matters.

--------------------------------------------------------------------------------
                 ELECTION OF DIRECTORS OF COMPANY (PROPOSAL 1)
--------------------------------------------------------------------------------

The Bylaws of the Company provide that the number of directors shall be eighteen
(18) until changed by an amendment to the Articles of Incorporation or by the Bylaws duly adopted by the Company's shareholders. Pursuant to Section 3.2.3 of the Bylaws, in order to be elected as a Director of the Company, an individual must own at least one share of the Common Stock of the Company. At the Annual Meeting, eighteen (18) directors (the entire Board of Directors) are to be elected to serve until the next Annual Meeting of the Shareholders or until their successors are elected and qualified.

A shareholder may withhold authority for the proxy holders to vote for any one or more of the nominees identified below by so indicating on the enclosed Proxy in the manner instructed on the proxy. Unless authority to vote for the nominees is so withheld, the proxy holders will vote the proxies received by them for the election of the nominees identified below as directors of the Company. Proxy holders do not have an obligation to vote for nominees not identified on the preprinted card (that is, write-in candidates). Should any shareholder attempt to "write in" a vote for a nominee not identified on the preprinted card (and described in these proxy materials), the proxy holders will not vote the shares represented by that proxy for any such write-in candidate, but will instead vote the shares for any and all other validly indicated candidates. If any of the nominees should be unable or decline to serve, which is not now anticipated, the proxy holders shall have discretionary authority to vote for a substitute who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all of the proxies received by them in such a manner, in accordance with cumulative voting, as will assure the election of as many of the nominees identified below as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders, in their sole discretion.

None of the directors or executive officers of the Company were selected pursuant to any arrangement or understanding between themselves and any other individual (other than arrangements or understandings with directors or officers acting solely in their capacities as such). There is no familial relationship among any of the directors, executive officers of the Company, or the nominees for such offices, and except as noted below, none serves as directors of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.

                       VOTING RIGHTS -- CUMULATIVE VOTING

All voting rights are vested in the holders of the common stock of the Company, each share being entitled to one vote, except with respect to the election of directors, as to which cumulative voting applies as described below.

California law provides that a shareholder of a California corporation, or his proxy, may cumulate votes in the election of Directors. That is, each shareholder may cast that number of votes equal to the number of shares owned by him, multiplied by the number of Directors to be elected, and he may cumulate such votes for a single candidate or distribute such votes among as many candidates as he deems appropriate.

Certain affirmative steps must be taken by the shareholders of the Company in order to be entitled to vote their shares cumulatively in the election of Directors. At the shareholders' meeting at which Directors are to be elected, no shareholder shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of the shareholder's shares) unless the candidates' names have been placed in nomination prior to the commencement of the voting and at least one shareholder has given notice prior to commencement of the voting of the shareholder's intention to cumulate votes. If any shareholder has given such notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of Directors to be elected multiplied by the number of votes to which that shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among any or all of the candidates, as the shareholder thinks fit. The candidates receiving the highest number of votes, up to the number of Directors to be elected, shall be elected.

It is intended that shares represented by proxies in the accompanying form will be voted for the election of persons nominated by management. Although the Board of Directors does not know whether there will be any nominations for directors other than those nominated by management, as set forth below, if any such nomination is made, or if votes are cast for any candidates other than those nominated by the Board of Directors, the persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of Directors or for any particular nominee is not withheld) will have full discretion and authority to vote cumulatively and allocate votes among any or all of the nominees of the Board of Directors in such order and in such numbers as they may determine in their sole discretion, provided all the above-listed requirements are met.


                   DIRECTORS AND NOMINEES; EXECUTIVE OFFICERS

The following table sets forth as to each current Director (each of whom has been nominated for reelection as a Director of the Company at the upcoming Meeting) and as to each new nominee for office, such person's age, such person's principal occupations during the past five years, the period during which such person has served as a Director of the Company, and other pertinent information. Pursuant to California law and the Bylaws of the Company, Directors shall be elected at each Annual Meeting of the shareholders and hold office until the next Annual Meeting. All of the nominees, except as designated, were elected as Directors of the Company at the 1998 Annual Meeting of the Company's Shareholders. The following table also sets forth such information as to the executive officers of the Company (each of whom also currently serves as a Director) and other key employees. Each of the executive officers of the Company is appointed by and serves at the pleasure of the Board.


                       DIRECTORS AND EXECUTIVE OFFICERS:

HOWARD ALLARD, DIRECTOR
Howard Allard, age 73, resides at 5161 Diablo Drive, Sacramento, California 95842. He has a Master's degree in education administration from California State University, Sacramento. He was an elementary school principal in the Rio Linda Union School District for 29 years prior to retirement in 1985. He has been a partner since 1978 in Allard Enterprises which maintains rental properties, and he has also been a partner since 1982 in Allard Limousine. Mr. Allard has served on the Board for 18 years, including three years as President, two years as Secretary, and one year as Vice President - Administration.

EMILY BARTON, DIRECTOR
Emily Barton is 66 years old. She resides at 4008 Glenbrook Avenue, Bakersfield, California 93306. She holds an inactive B-1 California Contractors License and a supplemental Swimming Pool License C-53. She was active in the building business for many years. She is still active in the remodeling and rehabilitation of her properties. She has been in the rental business for 31 years and is currently active in the rental business. Her specialty is buying foreclosures. She holds an inactive life and disability insurance license and is associated with Cross Town Insurance Co. She is past president of B'nai B'rith Women Bakersfield Chapter #69. Under her leadership, B'nai B'rith Women received many community service awards. She has served on the Board for six years.

DONALD BIANCHI, DIRECTOR
Donald Bianchi is 75 years old. He resides at 3605 Belle Terrace, Bakersfield, California 93309. He retired from the U.S. Air Force as a Lieutenant Colonel in 1983 and served as president of The Retired Officers Association in 1994. He was a traffic officer, pilot and accident follow-up officer for the California Highway Patrol for 31 years until his retirement in 1978. He served as vice president of the Kern Kiwanis and is an active member of the Masonic Lodge, serving as a director in the Kern Shrine Club. He is now a licensed state investigator in private practice and monitor for California traffic schools. He has served on the Board for 23 years.

KURT BRITTAIN, DIRECTOR
Kurt Brittain is 68 years old and resides at 15890 La Porte Court, Morgan Hill, California 95037. After his Marine Corps service, he was employed for more than 33 years by Orange County, California, before his retirement in 1986. His background includes public works, flood control and manager of the county's harbors, beaches and parks system. He was in charge of three harbors, seven beaches and more than 26 parks, three of which were camping parks. He has completed extension courses in business administration, management, recreation and real estate. He has served on the Board for nine years; including one year as Vice President - Administration, one year as Vice President - Secretary, and five years as Executive Vice President.

ALBERT BROWN, DIRECTOR
Albert Brown is 75 years old. He resides at 22718 Lone Eagle Road, Apple Valley, California 92308. He was employed at Hughes Aircraft for 20 years, from 1945 to 1965, TRW Systems for 3 1/2 years, from 1965 to 1968, and Rohr Industry, Inc., for 11 1/2 years, from 1968 until retirement in 1979. He worked his way up from being an assembler to a senior industrial engineer, reporting directly to the manager of industrial engineering. He has completed extensive continued education in the field of industrial engineering at U.S.C. He is an instructor with the A.A.R.P. 55-Alive Senior Driving Course. He has served on the Board of Directors for 13 years, including two years as Vice President - Administration.

HARRY BUCHAKLIAN, DIRECTOR AND EXECUTIVE VICE PRESIDENT
Harry Buchaklian is 66 years old. He resides at 1361 E. Ticonderoga Drive, Fresno, California 93720. He has a B.A. degree from C.S.U.F. in industrial arts, and a secondary level teaching credential in laboratory electronics and small engine repair. His career has included employment as an assistant manager with Western Auto Stores, electronics instructor at Fresno Technical College and technical supervisor for Sears Roebuck. He retired from Sears Roebuck in 1994. He has served on the Board for 14 accumulative years, including most recently from September 1995 to present, and is currently serving as Executive Vice President.

FRANK DRAKE, DIRECTOR AND VICE PRESIDENT - ADMINISTRATION
Frank Drake is 57 years old. He resides at 9511 Birch Creek Court, Bakersfield, California 93312. Mr. Drake has an A.A. degree from Bakersfield College, and holds an administration of justice lifetime vocational teaching credential from U.C.L.A. Mr. Drake retired after 20 years with the Kern County Sheriffs Department where he was commander of detective, administration and jail facilities. Following his retirement from the Sheriff's Department in 1988, he was employed as a safety consultant with State Compensation Insurance Fund assisting clients in complying with OSHA and other safety standards. He retired from this position in December 1995. Mr. Drake has served on the Board for three years, and is currently serving as Vice President - Administration.

NORMAN GOULD, DIRECTOR
Norman Gould is 79 years old. He resides at 10597 Road 30, Madera, California 93637. He has a B.A. in education and an M.A. in administration. His occupation prior to retirement in 1986 was as the superintendent of schools for Madera County. He was a member of the board of directors of Kingsview, Inc., from 1968 to 1980 and held the positions of vice chairman and chairman of the board. He is currently of the board of directors of Valley Teen Ranch, Inc. Mr. Gould also serves as the president of the board of directors for Camp Sugar Pine, Inc., a nonprofit corporation. He has served on the Board for 20 accumulative years, including most recently from March 1993 to present, serving nine years as President, one year as Treasurer and two years as Secretary.

EDWARD HINDS, JR., DIRECTOR AND VICE PRESIDENT - SECRETARY
Edward (Dee) Hinds, Jr., age 71, resides at 3416 West Magill Avenue, Fresno, California 93711. Prior to his retirement in 1988, he was employed for more than 38 years by Bank of America serving as a branch officer, vice president, manager and regional credit administrator. He has served on the Board for 18 years, and is currently serving a sixth year as Vice President - Secretary.

TERRIS HUGHES, DIRECTOR
Terris (Terry) Hughes, is 49 years old and resides at 2426 Sunset, Wasco, California 93280. Mr. Hughes holds an A.A. degree from Bakersfield Junior College in police science. He was employed by Cal Resources LLC for 23 years, from 1973 to 1997, holding the position of senior training technician for the last 10 years of that time. Mr. Hughes is currently employed as a safety management advisor for Aera Energy LLC, an oil industry company formed in 1997 between the Shell Oil and Mobil Oil Corporations. His duties are to serve as a behavior base safety advisor and provide safety training to Aera Energy LLC employees. Mr. Hughes has served on the Board for three years.

LARRY KELLER, DIRECTOR
Larry Keller, age 45, resides at 3807 Mesa Grande, Bakersfield California
93304. Mr. Keller founded and operated Nooner Food Service from 1979 until 1992, providing on-site food service of up to 13,000 meals per day at fire camps for the U. S. Forest Service throughout 11 western states. He also served as president, vice president and secretary/treasurer of the Western Forest Fire Catering Association. Since 1992 Mr. Keller has been self-employed at Presidio Business Center, a commercial real estate management company he owns and manages. Mr. Keller has served on the Board for three years.

RONALD NUNLIST, DIRECTOR
Ronald Nunlist, age 60, resides at 1105 Minter Avenue, Shafter, California 93263. Mr. Nunlist has been employed in the oil business for many years. From 1995 to June 1997 he was employed as an operations foreman by Cal Resources LLC, an oil industry company owned by Shell Oil Corporation. Since June 1997, Mr. Nunlist has been employed by Aera Energy LLC, an oil industry company formed between the Shell Oil and Mobil Oil Corporations, as a logistics specialist. He has served on the Board for 13 years, including five years as President.

JERALD PETTIBONE, DIRECTOR AND PRESIDENT
Jerry Pettibone, age 72, resides at 4179 Court Drive, Santa Cruz, California 95062. He sold and retired from his company, Pettibone Signs, in Santa Cruz in October 1988. He started the company which operated statewide in 1960. Active in trade associations, he served on the board of directors of the National Electric Sign Association, and on the board of directors of the World Sign Association, serving as national president in 1985-1986. He served on the board of directors of the California Electric Sign Association for 22 years and was elected a director emeritus. Also active in Rotary Club, he is a charter member and past president of the Capitola/Aptos Club. He served as district governor of Rotary District 5170 in 1983-1984. He has served on the Board for six years, including three years as Chief Financial Officer, and is currently serving a second year as President.

RICHARD PROSCHOLD, DIRECTOR
Richard Proschold, age 69, resides at 5717 Maywood Drive, Foresthill, California 95631. Mr. Proschold worked his entire career in and for the printing and communications industry. In 1969, he became President/CEO of Graphic Arts Credit Union in Sacramento, California, which served the families of the industry with their financial needs. At the time he took the helm, the credit union had 400 members. In 1989, he completed a merger of Graphic Arts Credit Union and its 5,000 active members into S.A.F.E. Federal Credit Union, also in Sacramento, to benefit the membership with more expanded services. Mr. Proschold remained with S.A.F.E. until 1992 when he retired, and has since enjoyed traveling. Mr. Proschold has served on the Board for two years.

THOMAS ROURKE, DIRECTOR
Thomas Rourke is 61 years old. He resides at 899 Stagi Lane, Los Altos, California 94024. Mr. Rourke graduated from the University of Massachusetts in 1965 with a B.B.A. degree. He was vice president of operations at Lynch Communications, Inc., in Reno, Nevada from 1980-1982, and president of Lynch Circuits, Inc., in Sunnyvale, California from 1982-1987. He is currently president and chairman of the board of Startech Electronics, Inc., a company that produces electronic products, in Mountain View, California, a position he has held since 1988. Mr. Rourke has served on the Board for three years.

HENRY VALENTIA, DIRECTOR
Henry Valentia is 73 years old. He resides at 2007 Cardinal Way, Fairfield, California 94533. He retired from the U.S. Air Force as a Lieutenant Colonel in 1969. He has a degree in industrial management and an A.A. in business administration. Mr. Valentia retired from Chevron Corporation as a safety engineer in 1984. From June 1979 to June 1984 he served on the board of directors at Travis Air Force Base Credit Union on its finance committee. Mr. Valentia has also served four years as treasurer on the board of directors for Lawrence Welk Desert Oasis, Palm Springs, California. He has served on the Board for 12 years, including two years as Vice President - Administration.

JACK WILLIAMS, DIRECTOR, CHIEF FINANCIAL OFFICER AND VICE PRESIDENT - FINANCE Jack Williams is 48 years old. He resides at 7801 Revelstoke Way, Bakersfield, California 93309. Mr. Williams graduated from San Diego State University in 1974 with a B.S. in accounting. Following that, he has been employed in the field of accounting in a variety of industries, including agriculture, construction, heavy equipment sales, and manufacturing. Mr. Williams established his own C.P.A. practice in 1983. He is currently employed as a Financial Analyst by Texaco Oil Corporation in the Bakersfield area. He has served on the Board of Directors for four years, and is currently serving a second year as Chief Financial Officer and Vice President - Finance.

CHARLES ZAHKA, DIRECTOR
Charles Zahka, age 72, resides at 6300 Alonzo Avenue, Encino, California 91316. He retired as vice president of the Broadway Department Stores in 1990 after 20 years. He presently serves as a private management consultant. Mr. Zahka is president of the Stroke Association of Southern California and vice chairman of the Better Business Bureau of the Southland. He has served on the Board for ten years, including one year as Secretary and one year as President.

The Board of Directors has no reason to believe that any of the nominees listed above will not be available to serve. However, if any nominee should become unable or unwilling to serve, the shares represented by proxies given to management pursuant hereto will be voted as management may recommend.

                       OTHER OFFICERS AND KEY EMPLOYEES:

JAY JAMISON, ASSISTANT CORPORATE SECRETARY AND GENERAL MANAGER
Jay Jamison, 45 years old, has been employed by the Company since June 1997 as General Manager and serves as Assistant Corporate Secretary. He resides at 17105 Oak Road, Atascadero, California 93422. He has a B.S. degree in agricultural management from Cal Poly San Luis Obispo, graduating in 1976. Mr. Jamison was raised on his family's guest ranch, Rancho Oso, in Santa Barbara County, which included a recreational vehicle park, resident summer camp, equestrian facilities and numerous resort amenities. He worked on the ranch throughout his childhood and after college. The family business was sold in 1983 at which time Mr. Jamison was hired by Thousand Trails, Inc., a private membership resort as a Resort Operations Manager. His last ten years at Thousand Trails were spent managing a 200-acre, 518 sites, full-service resort located near Hollister, California. He also managed resorts in Acton and Idyllwild in Southern California. Prior to his employment with the Company, Mr. Jamison managed Sugarloaf Marina and Resort on Lake Shasta in Northern California from 1995 to 1997. He is active in the Resort and Commercial Recreation Association and is also a member of the American Quarter Horse Association. Mr. Jamison was appointed to and has served as a commissioner on the Pismo Beach Conference and Visitors Bureau since February 1998.

ROGER C. LYON, JR., ASSISTANT CORPORATE SECRETARY AND GENERAL COUNSEL
Roger C. Lyon, Jr., is a practicing attorney in the State of California and owns his law firm, Lyon & Carmel, Attorneys-at-Law. His business address is 1104 Palm Street, Post Office Box 922, San Luis Obispo, California 93406. Mr. Lyon has acted as outside general counsel to the Corporation since 1984.

                      COMMITTEES OF THE BOARD OF DIRECTORS

The only standing committees of the Company during 1998 were the Nominating Committee, Audit Committee, Personnel and Compensation Committee, Finance Committee, Policy Committee, Environmental, Health and Safety Advisory Committee and the Executive Committee.

The Nominating Committee, which considers the qualifications and the composition of the Board of Directors of the Company, is composed of Donald Bianchi, Chairperson, Emily Barton, and Norman Gould. Pursuant to the policies and procedures adopted by the Board of Directors, the Nominating Committee considers nominees recommended by shareholders. On January 17, 1998, at a meeting of the Board of Directors, the Board of Directors elected the Nominating Committee members listed above. The Nominating Committee met seven times during Fiscal Year 1998 and submitted its recommendations for nominations at the upcoming Annual Meeting.

Individuals wishing to be considered as nominees for membership on the Board of Directors for Fiscal Year 2000, or wishing to nominate an individual for membership on the Board, are requested to notify the committee in writing, delivered to the principal office of the Company. The Nominating Committee will deliver, or will cause to be delivered to a potential nominee, a packet of material for use by the potential nominee in submitting specific data, including personal history and professional skills. The resume, a questionnaire, and a statement by or on behalf of a potential nominee should be submitted on or before August 13, 1999, in order to be considered by the Committee.

The Audit Committee of the Board of Directors consists of Harry Buchaklian, Chairman, Donald Bianchi, Kurt Brittain, and Richard Proschold. The functions of the Audit Committee include (a) coordinating with the Company's independent accountants in the preparation of annual financial reports and audits; (b) reviewing actions to be taken to comply with the auditor's recommendations to management; and (c) performing random reviews of selected accounting procedures of the Company. The Audit Committee met six times during Fiscal Year 1998.

The Personnel and Compensation Committee consists of Jerald Pettibone, Chairman, Edward Hinds, Jr., Thomas Rourke, Jack Williams and Charles Zahka. The functions of the Personnel and Compensation Committee include negotiating an employment contract with the General Manager, review of his goals and objectives and setting compensation for the major staff. The Personnel and Compensation Committee met five times during Fiscal Year 1998.

The Finance Committee consists of Jack Williams, Chairman, Albert Brown, Larry Keller, Thomas Rourke and Charles Zahka. The functions of the Finance Committee include reviewing the Company's financial statements, drafting a five-year forecast of finances, drafting a one-year budget, prioritizing capital expenditures, monitoring the completion of capitalized projects, recommending changes in rate schedules, and submitting an annual report to the shareholders of the financial condition of the Corporation. The Finance Committee met eleven times during Fiscal Year 1998.

The Policy Committee consists of Frank Drake, Chairman, Howard Allard, Emily Barton, Terris Hughes, and Richard Proschold. The functions of the Policy Committee include reviewing and recommending changes in the Shareholders' Calendar, reviewing and recommending changes in the Resort's occupancy rules and regulations, updating and recommending changes in the Employee Handbook, and implementing Board policy and procedures. The Policy Committee met six times during Fiscal Year 1998.

The Environmental Advisory Committee consists of Terris Hughes, Chairman, Ronald Nunlist, and Henry Valentia. The functions of the Environmental Advisory Committee include performing environmental-related duties and giving recommendations to the President and General Manager on matters relative to environmental concerns. The Environmental Advisory Committee met four times during Fiscal Year 1998.

The Executive Committee consists of Jerald Pettibone, Chairman, Harry Buchaklian, Frank Drake, Edward Hinds, Jr., Jack Williams, and Ronald Nunlist. The functions of the Executive Committee include reviewing the monthly business with the General Manager, as well as the current financial statement. The Executive Committee met six times during Fiscal Year 1998.

The full Board of Directors met seven times during 1998. Director Norman Gould is the only director who attended fewer than 75% of the total number of meetings of the Board and of the committees of which he is a member.

           COMMON STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information concerning the ownership of the Company's Common Stock as of December 1, 1998, by each director and by all directors and executive officers as a group.

                                                            NUMBER OF     PERCENT
BOARD MEMBER                  ADDRESS                        SHARES       OF CLASS
------------                  -------                       ---------     --------

Howard Allard                 5161 Diablo Ave               1 Share       0.056%
                              Sacramento, CA 95842

Emily Barton                  4008 Glenbrook Ave            2 Shares      0.111%
                              Bakersfield, CA 93306


                                      11

                                                            NUMBER OF     PERCENT
BOARD MEMBER                  ADDRESS                        SHARES       OF CLASS
------------                  -------                       ---------     --------

Donald Bianchi                3605 Belle Terrace            2 Shares      0.111%
                              Bakersfield, CA 93309

Kurt Brittain                 15890 La Porte Ct             2 Shares      0.111%
                              Morgan Hill, CA 95037

Albert Brown                  22718 Lone Eagle Rd           2 Shares      0.111%
                              Apple Valley, CA 92308

Harry Buchaklian              1361 E Ticonderoga Dr         1 Share       0.056%
                              Fresno, CA 93720

Frank Drake                   9511 Birch Creek Ct           1 Share       0.056%
                              Bakersfield, CA 93312

Norman Gould                  10597 Road 30                 1 Share       0.056%
                              Madera, CA 93637

Edward Hinds, Jr.             3416 W. Magill Ave            l Share       0.056%
                              Fresno, CA 93711

Terris Hughes                 2426 Sunset                   1 Share       0.056%
                              Wasco, CA 93280

Larry Keller                  3807 Mesa Grande              2 Shares      0.111%
                              Bakersfield, CA 93304

Ronald Nunlist                1105 Minter Ave               4 Shares      0.222%
                              Shafter, CA 93263

Jerald Pettibone              4179 Court Dr                 1 Share       0.056%
                              Santa Cruz, CA 95062

Richard Proschold             5717 Maywood Dr               1 Share       0.056%
                              Foresthill, CA 95631

Thomas Rourke                 899 Stagi Ln                  2 Shares      0.111%
                              Los Altos, CA 94024

Henry Valentia                2007 Cardinal Way             3 Shares      0.166%
                              Fairfield, CA 94533


                                       12

                                                            NUMBER OF     PERCENT
BOARD MEMBER                  ADDRESS                        SHARES       OF CLASS
------------                  -------                       ---------     --------

Jack Williams                 7801 Revelstoke Way           1 Share       0.056%
                              Bakersfield, CA 93309

Charles Zahka                 6300 Alonzo Ave               2 Shares      0.111%
                              Encino, CA 91316

All Officers and
Directors as a Group                                        30 Shares     1.666%



                             EXECUTIVE COMPENSATION

Directors receive no compensation for serving on the Board. Directors are permitted the use of a recreational site at the Resort for each day of board meetings and/or committee meetings during their tenure as a member of the Board of Directors. Directors also may be reimbursed for traveling expenses related to such meetings at reasonable rates. Executive officers, other than officers who are employees, received no additional compensation of any nature. Specifically, the Chief Executive Officer (President) is not a compensated employee. No employee received compensation exceeding $100,000 during the last fiscal year of the Company.

The Company has no outstanding options, warrants or rights to purchase any of its securities, whether held by Directors, officers or any other persons. Nor does the Company have any outstanding loans or other indebtedness to any Director or officer. Since the beginning of the fiscal year, the Company has not entered into nor does it propose to enter into any transactions of a material nature with any officer or director or any corporation or other business entity in which any officer or director may have an economic interest.

-------------------------------------------------------------------------------
                 SELECTION OF INDEPENDENT ACCOUNTANTS (PROPOSAL 2)
-------------------------------------------------------------------------------

The firm of Glenn, Burdette, Phillips and Bryson served as independent certified public accountants for the Company for its fiscal year ended September 30, 1998, and this firm has been selected to serve as the Company's accountants for Fiscal Year 1999. It is expected that one or more representatives of Glenn, Burdette, Phillips and Bryson will be present at the Meeting, will be given the opportunity to make a statement, if desired, and will be available to respond to all appropriate questions.

Audit services performed by Glenn, Burdette, Phillips and Bryson for the year ended September 30, 1998, consisted of examination of the financial statements of the Company, certain services related to filings with the Securities and Exchange Commission, and consultation on matters related to accounting and financial reporting. In addition to these services, Glenn, Burdette, Phillips and Bryson performed certain non-audit services consisting primarily of consultation on matters relating to the preparation of tax returns. All such services were approved by the Board of Directors, which has determined the firm of Glenn, Burdette, Phillips and Bryson to be fully independent of the operations of the Company.

                   RECOMMENDATION OF THE BOARD OF DIRECTORS

The Company Board of Directors recommends that the shareholders approve the selection of Glenn, Burdette, Phillips and Bryson to serve as certified independent public accountants for the Company for Fiscal Year 1999. The affirmative vote of a majority of shares voted will be required to approve this action.

-------------------------------------------------------------------------------
                            SHAREHOLDER PROPOSALS
-------------------------------------------------------------------------------

The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the Company at the Company's 2000 Annual Shareholders Meeting is August 13, 1999. Shareholder proposals submitted other than in accordance with the foregoing will not be considered timely presented for consideration at the annual meeting if notice thereof is given after October 27, 1999.

-------------------------------------------------------------------------------
                              LEGAL PROCEEDINGS
-------------------------------------------------------------------------------

The Company or its property is not the subject of any pending legal proceeding.

-------------------------------------------------------------------------------
                                OTHER BUSINESS
-------------------------------------------------------------------------------

Management does not know of any matters to be presented at the Meeting, other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with the recommendations of Management on such matters, and discretionary authority to do so is included in the Proxy.

                      NOTICE OF AVAILABILITY OF MATERIAL

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO THE SHAREHOLDERS OF RECORD ON DECEMBER 1, 1998, THE RECORD DATE FOR ELIGIBILITY TO VOTE AT THE ANNUAL MEETING, A COPY OF THE COMPANY'S FORM 10-KSB REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1998, WHICH HAS BEEN FILED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934. THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS IS BEING DELIVERED TO SHAREHOLDERS HEREWITH.

All written requests for the Company's Form 10-KSB report should be addressed to:

                              Mr. Jay Jamison, General Manager
                              Pismo Coast Village, Inc.
                              165 South Dolliver Street
                              Pismo Beach, California 93449

-------------------------------------------------------------------------------

                          PLEASE RETURN YOUR PROXIES

     STOCKHOLDERS ARE REQUESTED TO VOTE, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. A RETURN, SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED. YOU MAY, WITHOUT AFFECTING ANY VOTE PREVIOUSLY TAKEN, REVOKE YOUR PROXY BY A LATER PROXY FILED WITH THE VICE PRESIDENT - SECRETARY OF THE COMPANY OR BY FILING WRITTEN NOTICE OF REVOCATION WITH THE VICE PRESIDENT - SECRETARY OF THE COMPANY. ATTENDANCE AT THE MEETING WILL NOT IN AND OF ITSELF REVOKE A PROXY. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY BY ADVISING THE INSPECTOR OF ELECTIONS THAT YOU ELECT TO VOTE IN PERSON.

-------------------------------------------------------------------------------



                                        PISMO COAST VILLAGE, INC.

Date:  December 11, 1998                By _______________________________
                                            Jerald Pettibone, President

                     S P E C I A L   I N V I T A T I O N
                                    TO THE
                         ANNUAL STOCKHOLDERS' MEETING
                  CONTINENTAL BREAKFAST AND BUFFET LUNCHEON

                               JANUARY 16, 1999

                                    AT THE
                         SOUTH COUNTY REGIONAL CENTER
                                ARROYO GRANDE

The Board of Directors of Pismo Coast Village, Inc., cordially invites all Stockholders to attend a complimentary Continental Breakfast and Luncheon Buffet at the 1999 Annual Meeting. Prior to the meeting being called to order at 9:00 a.m., a Continental Breakfast will be served featuring a selection of pastries and beverages. In addition, a Luncheon Buffet will be served later that day which will include delicatessen-type sandwiches, salads and beverages.

Your Board of Directors respectfully asks for your RSVP. Please use the reservation form below.

-------------------------------------------------------------------------------

We plan to attend the Annual Meeting at the South County Regional Center in Arroyo Grande, on Saturday, January 16, 1999.

_____  Persons will be attending the complimentary Continental Breakfast.

_____  Persons will be attending the complimentary Luncheon Buffet.

Name:     ____________________________________________________________________

Address:  ____________________________________________________________________

Telephone:      (______)______________________________________________________

Share Certificate Number(s)___________________________________________________

TO MAKE YOUR RESERVATIONS, PLEASE RETURN THIS FORM BEFORE JANUARY 9, 1999, TO PISMO COAST VILLAGE, 165 SOUTH DOLLIVER STREET, PISMO BEACH CA 93449.

                                 OFFICIAL PROXY
              PISMO COAST VILLAGE, INC., A CALIFORNIA CORPORATION
                 165 S. DOLLIVER STREET, PISMO BEACH, CA 93449

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 16, 1999. The undersigned, having received the Notice of Annual Meeting and Proxy Statement and Annual Report dated December 11, 1998, hereby appoints Jerald Pettibone, Harry Buchaklian, Edward Hinds, Jr., Jack Williams, Frank Drake, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of Common Stock of Pismo Coast Village, Inc., held of record by the undersigned on December 1st, 1998, the record date, or any adjournment thereof as follows:

1. ELECTION OF DIRECTORS:  ____  TO WITHHOLD AUTHORITY TO VOTE FOR ALL
                                 NOMINEES LISTED BELOW.

                           ____ TO VOTE FOR ALL NOMINEES LISTED BELOW, EXCEPT AS MARKED TO THE CONTRARY.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)

     ALLARD, HOWARD    BUCHAKLIAN, HARRY    KELLER, LARRY
     BARTON, EMILY     DRAKE, FRANK         NUNLIST, RONALD      VALENTIA, HENRY
     BIANCHI, DONALD   GOULD, NORMAN        PETTIBONE, JERALD    WILLIAMS, JACK
     BRITTAIN, KURT    HINDS, JR., EDWARD   PROSCHOLD, RICHARD   ZAHKA, CHARLES
     BROWN, ALBERT     HUGHES, TERRIS       ROURKE, THOMAS

2. PROPOSAL TO RATIFY THE SELECTION OF GLENN, BURDETTE, PHILLIPS AND BRYSON TO SERVE AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR FISCAL YEAR 1999.
               ____ FOR       ____ AGAINST        ____ ABSTAIN

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NUMBER 2

3. In their discretion, the proxies are authorized to vote upon any other item of business as may properly come before the meeting, as to which the Board of Directors did not know, a reasonable time before this solicitation, was to be presented at the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD'S NOMINEES AS DIRECTORS AND FOR PROPOSAL NUMBER 2. IF CUMULATIVE VOTING IS IMPLEMENTED AT THE MEETING, THE ABOVE NAMED PROXY HOLDERS ARE EMPOWERED TO CUMULATE VOTES AMONG THE ABOVE NOMINEES AS THEY MAY DETERMINE, IN THEIR SOLE DISCRETION.

THE PROXIES APPOINTED HEREIN ACT BY A MAJORITY OF SAID PROXIES PRESENT AT THE MEETING OR, IF ONLY ONE IS PRESENT, BY THAT ONE.

I/We own _____ (number of shares) as of the date of record, December 1, 1998. Certificate Number(s).: _________________________

Please Print Name(s): _________________________________________________________

Signature: ________________________________________________ Date:______________

Signature: ________________________________________________ Date:______________

Signature: ________________________________________________ Date:______________

-------------------------------------------------------------------------------

     IMPORTANT: PLEASE DATE THIS PROXY AND SIGN EXACTLY AS YOUR NAME(s) APPEAR THEREON. IF STOCK IS HELD JOINTLY, SIGNATURE SHOULD INCLUDE ALL NAMES. EXECUTORS, ADMINISTRATOR, TRUSTEES, GUARDIANS AND OTHERS SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE THEIR FULL NAMES.

     PLEASE NOTE - WRITE IN CANDIDATES MUST BE VOTED BY BALLOT AT THE MEETING OR BY SEPARATE PROXY. DO NOT "WRITE IN" A CANDIDATE ON THIS FORM.

-------------------------------------------------------------------------------


IMPORTANT: PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.